Exhibit 99.1

1 SUMMER 2023 Company Presentation Copyright © 2023 Applied Energetics, Inc. All rights reserved. Trademarks are the property of their respective owners.

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This document is not, and nothing in it should be construed as, an offer, invitation, or recommendation in respect of the securities of Applied Energetics, Inc. or a solicitation of an offer to buy such securities in any jurisdiction. Neither this presentation nor anything in it shall form the basis of any contract or commitment. This presentation does not constitute advice to potential investors nor does it take into account the investment objectives, financial situation or needs of any potential investor.

Safe Harbor Statement

The documents in this presentation (or directly accessible here from) may contain forward-looking statements. These statements relate to future events or Applied Energetics, Inc.'s future financial performance. Any statements that are not statements of historical fact (including, without limitation, statements to the effect that the company or its management "believes", "expects", "anticipates", "plans," and similar expressions), or which are included under "Projected Performance," should be considered forward-looking statements. A number of important factors could cause Applied Energetics, Inc.'s actual results to differ materially from those indicated by the forward-looking statements, including the impact of economic conditions, national or global emergencies, political conditions, or other unforeseen events or circumstances. Applied Energetics, Inc. disclaims any obligation to update any forward-looking statement.

Additional Information

Applied Energetics, Inc.'s internet address is www.appliedenergetics.com The company makes available, free of charge, all SEC filings at www.appliedenergetics.com. Its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available as soon as reasonably practicable after they are electronically filed or furnished to the SEC. You also may request a copy of each document at no cost, by writing or calling us at the following address or telephone number:

Applied Energetics, Inc.

9070 S. Rita Road, Suite 1500
Tucson, AZ 85747
(520) 628-7415
Website: appliedenergetics.com

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3 Applied Energetics Innovative Directed Energy (DE) solutions, ultrashort pulse lasers, and related technologies for national security, medical technology, and advanced manufacturing markets Corporate Capabilities ▪ UltraShort Pulse Lasers (USPL) ▪ Laser Guided Energy (LGE ® ) ▪ Laser Induced Plasma Channel (LIPC ® ) ▪ Frequency Agile Optical Sources (UV to Far IR) ▪ Advanced Fiber Applications ▪ Counter Pathogen and Improvised Threats

4 Why Invest in Applied Energetics? Accelerating Addressable Market Global directed energy weapons market expected to grow at 19% CAGR to $17.8 billion by 2028; Counter - Unmanned Aerial Systems market expected to grow at 17% CAGR to $6.8 billion by 2030 Emerging Drone Threats Ideally Countered by Ultrashort Pulse Lasers Ultrashort pulse lasers need limited engagement times to defeat small drone sensors First Mover Advantage; Best Size, Weight, and Power in Directed Energy Landscape Pure - play on ultrashort pulse laser technology with optimal technology footprint Unmatched IP Portfolio More than $50 million in public and private capital invested, 26 issued patents, 11 applications held under government secrecy orders, and 10 additional patents pending Elite Management Team; State of the Art Facilities More than 100 years of combined executive team experience; 21,300 sq. ft. laser - dedicated development and manufacturing facility in the University of Arizona Tech Park Defense Applications Open Door to Commercial Markets Defense applications opens doors to commercial markets such as advanced manufacturing, chemical analysis, pathogen detection and neutralization, and imaging of biological tissue

5 Applied Energetics Is a Leader in Ultrashort Pulse Lasers Strong IP Portfolio Over $50M of public and privately funded IP with a portfolio of 26 patents, 11 applications held under government secrecy orders, and 10 additional patents pending. ▪ Ultrashort Pulse Lasers (USPL) ▪ Laser Filamentation ▪ Laser Induced Plasma Channel (LIPC ®) ▪ Laser Guided Energy (LGE ® ) Mission: Innovating and shaping the future of directed energy technologies that defend our warfighters and critical infrastructure. PROVEN PERFORMANCE Designed, delivered, demonstrated mobile USPL platform in the terawatt (TW) – class output for open air testing in multiple environments ▪ 16 - weeks from project start to DoD acceptance ▪ Atmospheric propagation and filament formation at range ▪ Modeling and target effects

6 Why Directed Energy in Defense? Engage at the speed of light with increased magazine depth and decreased shot cost ▪ Providing attack at the speed of light ▪ Precise targeting ▪ Rapid engagement of multiple targets ▪ Adjustable damage capacity Because of its distinct advantages over traditional weapons technologies, directed energy capabilities have been identified a s o ne of DoD’s top 14 critical technology priorities, with the Department noting that DE systems will counter a wide variety of current and eme rging threats with rapid responses and engagement at the speed of light. (DoD Memo, Heidi Shyu , Undersecretary of Defense for R&E, 2/1/2022) ▪ Relatively low operational cost ▪ Reduced logistics support ▪ Relatively unlimited magazine ▪ Wide area coverage

Growing Addressable Market

Directed energy in early stages of development and adoption

AE is well positioned to be a catalyst to "bend" the adoption curve of directed energy



A Notional Military Technological "Breakout"
Effectiveness
Potential
Probable
Precision-Guided Weapons
Directed-Energy Technologies
Period during which additional investment may reveal a capabilities "knee" in the curve
Today
Investment & Time
Investment to Date
Potential Near-Term Investment

CSBA, Changing the Game: The Promise of Directed Energy Weapons https://csbaonline.org/uploads/documents/CSBA_ChangingTheGame_ereader.pdf



Directed Energy Market
$17.8B
$6.2B
CAGR:
19.2%
2022
2028



Counter-Unmanned Aerial Systems Market
CAGR:
17%
$6.8B
$1.7B
2021
2031

1. *(Directed Energy Weapons Market, Research and Markets, January 2023, https://www.researchandmarkets.com/reports/5732454/directed-energy-weapons-market-global-industry#tag-pos-3)*
2. *(Global Counter UAS System Market, Research and Markets, Decmber2022, https://www.researchandmarkets.com/report/counter-uas#tag-pos-1)*

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8 Emerging Intelligence, Surveillance, Reconnaissance (ISR) Threats Unmanned semi - and fully - autonomous asymmetric threats are dramatically increasing in number and capability The proliferation of commercial - off - the - shelf sensors and unmanned aerial systems are providing both traditional and asymmetric forces with improved intelligence gathering and improvised threat capabilities enabling low - cost and low - tech solutions against high value targets

9 Drone Swarms: The Rising Threat Drone Swarms • Dwell time per target becomes a highly critical parameter as the number of drones increases • At a given detection range, a countermeasure with a multiple - second dwell time will only be able to defeat a limited number of drones Total Engagement Time to Defeat Swarm Number of Drones in Swarm Detection Range Ultrashort Pulse < 1s Continuous Wave Multiple Seconds • Countermeasures with significantly lower dwell times will be required as the number of drones in the swarm increases Decreasing target neutralization time enables a large increase in the number of engageable targets

10 Applied Energetics Approach Applied Energetics’ USPL approach can rapidly disable or destroy optical sensors in a light, mobile, and non - kinetic counter - electro - optic (C - EO) package as part of a layered counter - UAS defense strategy. Eye - safe USP lasers are uniquely capable of creating effects to counter electro - optic sensors Rapid effects on target enabled by USP lasers can dramatically decrease dwell time to increase engagement velocity during multi - threat scenarios USP lasers form an important part of a layered counter - threat architecture against small uncrewed aerial systems (UAS)

Why Ultrashort Pulse Lasers?



1. Wavelength agile from near-infrared to long-wave infrared
2. High peak power and energy scalable architectures
3. Simultaneous multi-wavelength generation for enhanced effects
4. Efficient, compact, and ruggedized optical fiber-based architectures
5. Common underlying architecture across all applications
6. Burst mode capable for enhance nonlinear effects

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12 Three Effect Mechanisms for UltraShort Pulse Lasers Material Ablation Sensor Blinding Electronic Interference

USP Lasers Compliment Continuous Wave (CW) Capabilities

USPL offers Size, Weight, and Power (SWaP) attributes that enable compelling mobile solutions

Ultrashort Pulse

Lightweight On—the-Move Counter-UAS Platform (Notional)



Characteristics:

- Laser engagement on-the-move
- Uninterrupted operation
- Compact, modular capabilities
- Helicopter mobile
- Peak Laser Power Output: 1 TW
- Laser Electrical Power Consumption: ~1 kW
- Laser System Weight: ~10s lbs.
- Overall platform weight: <5000 lbs.
- Laser Weapon System Volume: ~10s cu ft

Continuous Wave

High Energy Laser Mobile Test Truck (HELMTT)



Characteristics:

- Stationary laser engagement
- Limited duration operation before recharge
- Extensive laser system component footprint
- Not air mobile
- Peak Laser Power Output: 50 kW
- Laser Electrical Power Consumption: ~200 kW
- Laser System Weight: ~100s lbs.
- Overall platform weight: ~22 tons
- Laser Weapon System Volume ~1000s cu ft

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14 USPL Offer Size Weight and Power – Cost ( SWaP – C) Advantage USPL offers Size, Weight, and Power ( SWaP ) attributes that enable compelling mobile solutions  ▪ Lighter, smaller, more portable, and provides diversified lethality ▪  SWaP - C reductions by multiple orders of magnitude Early - Stage Mockup

15 Applied Energetics Leadership Dr. Greg Quarles – President and CEO ▪ Over 30 years of executive experience in lasers and defense ▪ Established strategic priorities leading to award of multiple programs of record ▪ Recognized expert by Congress and senior leaders at the Pentagon ▪ Leading innovator of dual - use optical technologies globally Chris Donaghey – CFO / COO ▪ Almost 30 years of experience in national security, technology, and finance ▪ Led the completion of more than $450 million in public equity and debt capital raises ▪ Led the execution of 17 completed M&A transactions estimated at more than $4.5 billion in total value ▪ Co - founder and Board Member of the Silicon Valley Defense Group non - profit Dr. Stephen McCahon – Chief Science Officer ▪ Over 30 years experience as a scientific researcher, technology developer, and entrepreneur ▪ Lead developer of the AE proprietary breakthrough technology Laser Guided Energy ▪ Industry recognized leader in the development of advanced optical materials, photonic devices, Ultra Short Pulse Laser sources and their applications ▪ Co - authored more than 50 scientific publications and more than 30 patents issued and/or pending Mary O’Hara – General Counsel and CLO ▪ Over 30 years practicing law with broad experience in all facets of securities, corporate, and commercial law ▪ Served as outside counsel to companies from start - up through exit and all stages in between ▪ Represented companies in public and private securities offerings; advised on national market listings ▪ Represented both buy - side and sell - side parties in M&A transactions

16 Our Facilities Applied Energetics’ corporate headquarters is in the University of Arizona Tech Park. ▪ Shop assembly area (outside of cleanroom) ▪ Dedicated inventory, shipping and receiving areas ▪ ITAR, DCSA, and NIST compliant Facility Characteristics ▪ 21,300 sq ft. facility ▪ 4,830 sq ft. Class 1000 Cleanroom ▪ Multiple integrated laser labs ▪ Secure server room with network capability

17 Summary Accelerating Addressable Market Global directed energy weapons market expected to grow at 19% CAGR to $17.8 billion by 2028; Counter - Unmanned Aerial Systems market expected to grow at 17% CAGR to $6.8 billion by 2030 Emerging Drone Threats Ideally Countered by Ultrashort Pulse Lasers Ultrashort pulse lasers need limited engagement times to defeat small drone sensors First Mover Advantage; Best Size, Weight, and Power in Directed Energy Landscape Pure - play on ultrashort pulse laser technology with optimal technology footprint Unmatched IP Portfolio More than $50 million in public and private capital invested, 26 issued patents, 11 applications held under government secrecy orders, and 10 additional patents pending Elite Management Team; State of the Art Facilities More than 100 years of combined executive team experience; 21,300 sq. ft. laser - dedicated development and manufacturing facility in the University of Arizona Tech Park Defense Applications Open Door to Commercial Markets Defense applications opens doors to commercial markets such as advanced manufacturing, chemical analysis, pathogen detection and neutralization, and imaging of biological tissue

18 Thank you. Investor Relations Contact Cameron Associates Kevin McGrath (646) 418 - 7002